Exhibit 99.1

Nuvini and Mercato Partners Acquisition Corporation

Announce Business Combination Transaction

•	Nuvini acquires and manages a portfolio of high growth software-as-a-service (“SaaS”) companies in Latin America.

•	The expected funding and capital markets access from the proposed business combination will enable Nuvini to continue furthering its acquisition strategy.

•

Combined company to have an enterprise value of approximately US$312 million, with the proposed business combination expected to provide approximately US$43 million in gross proceeds, assuming no further redemptions by public stockholders of Mercato Partners Acquisition Corporation.

•	All existing Nuvini shareholders are expected to roll 100% of their equity holdings into the combined company.

•	The proposed business combination is expected to close in the third quarter of 2023.

SAO PAULO, BRAZIL and SALT LAKE CITY, UTAH – February 27, 2023 – Nvni Group Limited (“NewCo”) and Mercato Partners Acquisition Corporation, a publicly-listed special purpose acquisition company (Nasdaq: MPRA) (“Mercato”), today announced that they have entered into a business combination agreement by and among NewCo, Nuvini Holdings Limited (with all its subsidiaries, the “Nuvini Group”), Nuvini Merger Sub, Inc. and Mercato (the “business combination agreement”). Upon completion of the proposed business combination, the combined company will operate under the “Nuvini” name and its ordinary shares are expected to be listed on the Nasdaq Stock Market under the ticker symbol “NVNI.” The business combination is expected to provide the Nuvini Group with access to the public equity capital markets and thereby position it to continue growing its portfolio of SaaS companies.

Mercato is a special purpose acquisition company led by veteran investor and executive Dr. Gregory Warnock, who serves as Chairman and Chief Executive Officer. Mercato’s sponsor, Mercato Partners Acquisition Group, LLC, is an affiliate of Mercato Management, LLC, a private multi-practice investment firm that provides funding, strategic guidance and growth support for rapidly expanding technology, branded consumer, and food and beverage companies.

Founded in in São Paulo, Brazil, in 2020 by seasoned Brazilian serial entrepreneur and investor Pierre Schurmann, Nuvini S.A. (“Nuvini”) is the leading private serial software business acquirer in Latin America. With seven companies currently in its portfolio, the Nuvini Group intends to use the expected funding and capital market access from the business combination to continue furthering its acquisition strategy.

Following the closing of the business combination, Nuvini’s founder Pierre Schurmann will continue as Chief Executive Officer and Luis Busnello will continue as Chief Operating Officer of the combined company.

“Going public would, by itself, be an important step on our long-term strategy to become the leaders of B2B SaaS in Latin America. We believe partnering with a high-performing and experienced group like Mercato that is rooted in funding high-growth technology companies outside of high concentrated capital centers will be even more valuable”- said Pierre Schurmann, Nuvini’s CEO.

“We believe Nuvini will bring great value to our investors,” said Greg Warnock. “Their vision to foster the entrepreneurial spirit and create value through long-term partnerships aligns perfectly to the foundational pillars for which we founded Mercato.”

Transaction Overview

The estimated pro forma enterprise value of the combined company is $312 million, including an anticipated $23 million in cash net of Nuvini debt at the time of closing, assuming no further redemptions by Mercato’s existing stockholders. The transaction, which has been unanimously approved by the boards of directors of Nuvini and Mercato, is subject to approval by the stockholders of Nuvini and Mercato, respectively, and other customary closing conditions. The proposed business combination contemplates that Nuvini shareholders will roll 100% of their equity holdings into the combined company and will hold approximately 70% of the issued and outstanding ordinary shares of the combined company immediately following the consummation of the transaction, assuming no redemptions by Mercato’s existing public stockholders and no exercise of Mercato’s currently outstanding warrants.

All cash remaining on the combined company’s balance sheet at the closing of the transaction, after the settlement of transaction-related expenses, is expected to be utilized for working capital and general corporate purposes.

A more detailed description of the transaction terms and a copy of the business combination agreement will be included in a Current Report on Form 8-K to be filed by Mercato with the United States Securities and Exchange Commission (the “SEC”). NewCo, a newly formed exempted company incorporated with limited liability in the Cayman Islands, will be the surviving public company following the consummation of the business combination, and will file a registration statement (which will contain a proxy statement and prospectus) with the SEC in connection with the transaction.

Information About Nuvini

Headquartered in São Paulo, Brazil, Nuvini is the leading private serial software business acquirer in Latin America. The Nuvini Group acquires software companies within SaaS markets in Latin America. It focuses on acquiring profitable “business-to-business” SaaS companies with a consolidated business model, recurring revenue, positive cash generation and relevant growth potential. The Nuvini Group enables its acquired companies to provide mission-critical solutions to customers within its industry or sector. Its business philosophy is to invest in established companies and foster an entrepreneurial environment that would enable companies to become leaders in their respective industries. The Nuvini Group’s goal is to buy, retain and create value through long-term partnerships with the existing management of its acquired companies. To date, Nuvini Group’s portfolio of SaaS companies consists of Effecti Tecnologia Web Ltda., Leadlovers Tecnologia Ltda., Ipê Tecnologia Ltda., Dataminer Dados, Informações e Documentos Ltda., OnClick Sistemas de Informação Ltda., Simplest Software Ltda. and SmartNX Tecnologia Ltda.

Information About Mercato

Mercato Partners Acquisition Corporation is a blank check company formed for the purpose of entering into a business combination with one or more businesses.

Advisors

Maxim Group LLC acted as exclusive financial advisor to Mercato in connection with the business combination. Latham & Watkins LLP served as Mercato’s U.S. legal counsel; Machado Meyer served as its Brazilian legal counsel; and Maples and Calder (Cayman) LLP served as its Cayman legal counsel.

The Nuvini Group and NewCo were advised by Mayer Brown LLP as their U.S. legal counsel; Tauil & Chequer Advogados, affiliate of Mayer Brown LLP, as their Brazilian legal counsel; and Carey Olsen Cayman Limited, as their Cayman legal counsel.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between Mercato and Nuvini, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company, including the Nuvini Group’s growth strategy and its continued acquisitions of SaaS businesses in Latin America, and other statements that are not historical facts.

These statements are based on the current expectations of Mercato, Nuvini and/or Nuvini Group’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Mercato, Nuvini and the Nuvini Group. These statements are subject to a number of risks and uncertainties regarding Nuvini Group’s business and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions, including but not limited to the economic and operational disruptions and other effects of the COVID-19 pandemic; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the number of redemption requests made by Mercato stockholders in connection with the business combination; the risk that the transaction may not be completed by Mercato’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Mercato; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; the failure to satisfy the conditions to the consummation of the transaction, including the risk that the approval of Nuvini shareholders or Mercato stockholders for the potential business combination is not obtained, the risk that any closing condition in the business combination agreement is not met and the failure to receive certain governmental and regulatory approvals; the lack of a third party valuation in determining whether or not to pursue the proposed transaction; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential business combination; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the risks related to Nuvini Group’s business including the efficiency and timing of its growth strategy which depends exclusively on continued acquisitions of SaaS businesses and relies to a great extent on a target acquisition’s receptiveness to and adoption of the Nuvini Group’s model and their acceptance of its proposals; the risks related to the software market in general and the competition on Nuvini Group’s business; the risks related to the Nuvini Group’s technology, intellectual property and infrastructure; the risks related to the Nuvini Group’s substantial operations in Brazil; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; the ability of Nuvini to obtain or maintain the listing of its securities on a U.S. national securities exchange following the business combination; costs related to the business combination; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that Mercato and Nuvini presently do not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide expectations, plans or forecasts of future events and views of Mercato, Nuvini and the Nuvini Group as of the date of this communication. Mercato and Nuvini anticipate that subsequent events and developments will cause their assessments to change. However, while Mercato and Nuvini may elect to update these forward-looking statements in the future, Mercato and Nuvini specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing assessments of Mercato and Nuvini as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, NewCo intends to file with the SEC a registration statement on Form F-4, which will include a preliminary prospectus/proxy statement and other relevant documents, which will be both the proxy statement to be distributed to Mercato’s stockholders in connection with Mercato’s solicitation of proxies for the vote by Mercato’s stockholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities of NewCo to be issued in connection with the business combination.

THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS OR ANY OTHER DOCUMENT THAT MERCATO WILL SEND TO ITS STOCKHOLDERS IN CONNECTION WITH THE BUSINESS COMBINATION.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (when available) will be mailed to Mercato stockholders as of a record date to be established for voting on the business combination. Mercato stockholders will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Mercato Partners Acquisition Corporation, 2750 E. Cottonwood Parkway, Suite #500, Cottonwood Heights, Utah 84121, MPRA@mercatopartners.com.

Participants in the Solicitation

Mercato, NewCo and the Nuvini Group, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Mercato stockholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of Mercato, NewCo and the Nuvini Group in the registration statement on Form F-4 to be filed with the SEC by NewCo, which will include the proxy statement of Mercato for the business combination. Information about Mercato’s directors and executive officers is also available in Mercato’s filings with the SEC.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities in respect of the proposed business combination. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Investor Contact

Camilla Carrapatoso

Camilla@nuvini.com.br

Nuvini Press Contact

Luis Claudio Allan—FirstCom Comunicação

luisclaudio@firstcom.com.br

Cel.: (55 11) 99154-3814

Mercato Contact

Scott Klossner

MPRA@mercatopartners.com